EXHIBIT 10.68
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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

AMENDMENT NUMBER 39
TO
SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.
This Amendment 39 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below, between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS

A.
The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The most recent amendment to the SBP is Amendment 38, entered into November 1, 2018.

C.	The Parties wish to amend the SBP to reflect the Parties’ recent agreement regarding recurring pricing, inter alia, as specifically set forth herein.
AGREEMENT
Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.	The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

Amendment Number	Description	Date	Approval

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

16	NULL	NULL	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.	9/22/2017	B. Edwards
	Delete and Reserve SBP Attachments 1C, 20, and 28.		W. Wilson
Incorporate SBP Attachment 1D and 31.
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW NonRecurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/01/2018	T. Willis E. Bossler

39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/01/2018	K. Shipley
E. Bossler

2.	The SBP is hereby amended by deleting the list of “Attachments” within the Sustaining SBP and replacing it in its entirety with a new SBP list of Attachments as follows:

“ATTACHMENTS

Attachment 1        Work Statement and Pricing
Attachment 1A    737 AOE door SOW
Attachment 1B    Reserved
Attachment 1C    Reserved

Attachment 1D	MAX Composite Inner Wall SOW
Attachment 2        Production Article Definition and Contract Change Notices
Attachment 3        Reserved
Attachment 4        Additional Statement of Work
Attachment 5        Rates and Factors

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Attachment 6        Lead Time Matrix (Accel/Decel)
Attachment 7        Indentured Priced Parts List and POA Pricing
Attachment 8        Seller Data Submittals
Attachment 9        Non-Recurring Agreements
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Support
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    Reserved
Attachment 14    Production Article Delivery Schedule
Attachment 15    Model Mix Constraint Matrix
Attachment 16    Boeing Furnished Material/Boeing Provided Details
Attachment 17    Reserved
Attachment 18    Reserved
Attachment 19    Reserved
Attachment 20    Reserved
Attachment 21    Commodity Listing and Terms of Sale
Attachment 22    Abnormal Escalation

Attachment 23	767-2C SOW

Attachment 24	Anti-Lobbying Certificate

Attachment 25	737 Max Titanium Inner-Wall Work Transfer SOW

Attachment 26	737 Derailment

Attachment 27	737 MAX Non-Recurring Agreement

Attachment 28	Reserved

Attachment 29	777X Non-Recurring Agreement

Attachment 30	737 NG / MAX Vapor Barrier Agreement

Attachment 31	Annual Shipset Production Rate-Based Adjustment

Attachment 32	737 Value Engineering Cost Sharing”

3.	The first sentence in SBP Section 4.1.1 “Interim Extension Pricing Indices” is deleted in its entirety and replaced with the following:
“The following indices shall be used in establishing interim pricing for Seller's current work and future Derivatives under this SBP (except for the work covered by Attachment 1D MAX Composite Inner Wall SOW, which shall be governed by the composite percentages and indices specified therein).”

4.	A new SBP Section 4.7 is added:
“4.7 737 Cost Savings Projects
Cost savings projects implemented during the Pricing Period for all 737 models will be administered in accordance with SBP Attachment 32 (“737 Value Engineering Cost Sharing”).”

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

5.
SBP Attachment 1, not including its Exhibits, is deleted in its entirety and replaced with a revised SBP Attachment 1 (attached hereto as Attachment A). The Exhibits to the existing SBP Attachment 1 remain unchanged except as expressly amended herein.

6.
Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 of SBP Attachment 1 are deleted in their entirety and replaced with revised Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 of SBP Attachment 1 (attached hereto as Attachment B).

7.	SBP Attachment 1B is deleted in its entirety and marked “Reserved.”

8.	A new SBP Attachment 1 Exhibit C.3 (attached hereto as Attachment C) is added to SBP Attachment 1.

9.	A new SBP Attachment 32 “737 Value Engineering Cost Sharing” (attached hereto as Attachment D) is added to the SBP.

10.	All other provisions of the SBP shall remain unchanged and in full force and effect.

11.
This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter set forth herein and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

12.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

IN WITNESS THEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 39 as of the last date of signature below.

The Boeing Company     Spirit AeroSystems, Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:    /s/ Kelly R. Shipley        By:    /s/ Eric S. Bossler
Name:    Kelly R. Shipley        Name:    Eric S. Bossler
Title:    Proc. Agt.        Title:    Contracts Specialist
Date:    November 2, 2018        Date:    November 1, 2018

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Attachment A of Amendment 39
SBP ATTACHMENT 1
WORK STATEMENT AND PRICING
(Reference SBP Sections 3.2, 3.3.4.1, 3.4.4, 4.1, 4.1.1, 4, 7, 7.2, 7.10.1, 12.6.1, 12.13.1.1, 18.0, Attachment 31, Attachment 32)

1.	RECURRING PRICING PERIOD

a)
Non-Discounted Price means the pricing prior to application of production rate-based discounts, if such discounts are applicable. Non-Discounted Prices are subject to Changes in accordance with SBP Section 7.0. Non-Discounted Prices are listed in SBP Attachment 1 Exhibit(s) B.1, B.2, C.1, C.2, C.3, D.1, D.2, F.1 and F.2.

i.	In the event there is an error in the calculation of Prices contained in this SBP Attachment 1, the Parties shall correct said Prices.

b)
The pricing as set forth in sections 2, 5, and 7 (for 777 other than 300ER and 200LR) is for the pricing period January 1, 2016, through December 31, 2022. . The pricing as set forth in sections 4 and 7 (for 777 300ER and 200LR only) is for life of each respective Program Airplane so long as such models remain in continuous production. The periods specified in this subsection b) are referred to as the “Pricing Period” for the applicable Program Airplane.

c)
The pricing on and after January 1, 2023, for sections 2, 5, and 7 (for 777 other than 300ER and 200LR)will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to those respective dates.

i.
Pricing on and after January 1, 2023 for 737 NG / MAX will take into account market dynamics, productivity improvements and other cost reductions resulting from increases in rates above [*****] APM, if Boeing is then producing at such rates.

d)
In the event the Parties are unable to agree on follow-on pricing prior to the end of the Pricing Period, interim pricing will take effect and continue thereafter until the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1. The period between the end of the Pricing Period and the establishment of follow-on pricing shall be defined as the “Interim Pricing Period”.

e)	Interim Pricing Reconciliation:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

The Parties agree to reconcile the pricing set forth in this SBP Attachment 1 for the Pricing Period with the interim pricing paid by Boeing to Seller from January 1, 2016 to December 31, 2017 in two phases:

i.
Boeing and Seller will validate and agree on phase i amounts for Seller shipments from January 1, 2016 through October 1, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

ii.
Boeing and Seller will validate and agree on phase ii amounts for Seller shipments from October 2, 2017 through December 31, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

f)	Annual Shipset Production Rate-Based Adjustment:

i.	All Shipsets (excluding 767-2C) delivered by Seller to Boeing during the Pricing Period and any subsequent Interim Pricing Period shall be subject to the calculation set forth in SBP Attachment 31.

2.	737 NG / MAX and P-8 RECURRING PRICING

737 NG / MAX and P-8 pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing). Exhibit B (737 NG / MAX and P-8 Product Pricing Roll Up) is an accurate summary of Exhibit B.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit B shall not be used for placing orders or calculating thresholds. Exhibit B shall be updated concurrently with any updates to Exhibit B.1.

a)	737 NG / MAX and P8 Pricing

Table 1 - 737 NG / MAX Discount Structure
Column A	Column B	Column C	Column D	Column E
[*****]% discount*	[*****]% discount*	[*****]% discount*	[*****]% discount*	[*****]% discount*
*discount applicable to Non-Discounted Price
For the avoidance of doubt, pricing in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing) includes the applicable production rate-based discounts referenced in the above Table 1 - 737 NG / MAX Discount Structure.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

For clarity, the 737 P-8 will be used to calculate 737 production rates; however, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 P-8 Products. In addition, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 MAX Composite Inner Wall (CIW; reference SBP Attachment 1D), which is included within the 737 MAX Thrust Reverser Prices listed in SBP Attachment 1 Exhibit B.1.

Table 2 - 737 Pricing Reference Table
Production Rate	2016	2017	2018	2019	2020	2021	2022
[*****]	Col A	Col A	Col B	Col C	Col D	Col E	Col E
[*****] through [*****]	Col A	Col A	Col B	Col C	Col C	Col C	Col C
Less than [*****]	Col A	Col A	Col B	Col B	Col B	Col B	Col B

i.
The pricing referenced in Table 2 (737 Pricing Reference Table) shall take effect for deliveries on and after January 1st of each year following the year in which the applicable rate is achieved and held, except as noted in sections 2.a)vi and 2.a)vii below.

ii.
In the event Boeing does not achieve and hold rate [*****] in 2018, pricing listed in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period (starting January 1, 2018) until Boeing does so.

iii.
In the event Boeing achieves and holds rate [*****] but does not achieve and hold rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period until Boeing does so; provided, if rates drop below rate [*****], pricing in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held. Further, if rates drop to between rate [*****] and rate [*****], after initially achieving rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held.

iv.
In the event a new or adjusted Master Schedule is released in accordance with the SBP, which slides implementation of production rate [*****] beyond 2018 or production rate of [*****] beyond 2019 or requires any production rate reductions, the Parties agree to update SBP Attachment 1 Exhibit A and determine applicable Prices.

v.
Should an update to Prices be required as set forth in the preceding clause (iv), the Parties shall use the appropriate pricing column from SBP Attachment 1 Table 2 to determine the correct Price within [*****] calendar

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

days of when an update is determined to be necessary. In the event reconciliation is required, the Parties will reconcile to the applicable Pricing for that given year and an applicable retroactive payment will be made within [*****] days after the end of the then current calendar year.

vi.
In the event 737 production rates increase to [*****] after calendar year 2018, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column B until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C, except as provided in SBP Attachment 1 Section 2.a)iii.

vii.
In the event 737 production rates increase to [*****] after calendar year 2019, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column D (if the then current year is 2020) or SBP Attachment 1 Exhibit B.1 and B.2 Column E (if the then current year is 2021 or 2022), except as provided in SBP Attachment 1 Section 2.a)iii.

viii.	Examples:

Reducing from rate [*****] to rate [*****] after rate [*****] is achieved (assumes rate [*****] achieved in 2019)
2020
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]
Column	D	D	D	D	D	C	C	C	C	C	C	C
Holding rate [*****] throughout 2021 (assumes rate [*****] achieved in 2019 or 2020)
2021
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

737 Fuselage Deliveries	[*****]
Column	E	E	E	E	E	E	E	E	E	E	E	E
Assumes ramp to rate [*****] in 2022 or re-achieving rate [*****] in 2022 after a decrease to [*****] prior to 2022
2022
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]
Column	C	C	C	C	C	C	C	C	E	E	E	E

	2019	Achieving rate [*****] in 2019
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]
Column	C	C	C	C	C	C	C	C	C	C	C	C

	2020	Holding rate [*****] throughout 2020 (assumes rate [*****] achieved in 2019)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]
Column	D	D	D	D	D	D	D	D	D	D	D	D

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

b)	737 Interim Pricing

i.
If the Parties are unable to reach agreement on follow-on pricing before January 1, 2023, Boeing will pay interim pricing from January 1, 2023 as defined within Table 3 737 Interim Pricing Reference Table. The Non-Discounted Price and the Prices in columns A, B, and C in SBP Attachment 1 Exhibits B.1 and B.2 shall be escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1 (for clarity, columns D and E of said Exhibits are not applicable during the Interim Pricing Period). The 737 P-8 will be included in 737 production rates, however, Table 3 below does not apply to the 737 P-8 Products (reference SBP Attachment 1 Section 3) or 737 MAX CIW (reference SBP Attachment 1D), which is included within the 737 MAX Thrust Reverser Prices listed in SBP Attachment 1 Exhibit B.1.

Table 3 - 737 Interim Pricing Reference Table
737 Production Rate	2023	2024
Less than [*****] APM	Col A	Col A
[*****] - [*****] APM	Col B	Col A
[*****] APM and Above	Col C	Col B

ii.
In addition, Boeing agrees to pay Seller $[*****] per year escalated or de-escalated according to the indices with a base year of 2017 (including the weighting and timing of the indices) provided in SBP Section 4.1.1. This payment shall be made annually on [*****], starting the first year of interim pricing, or a pro rata portion of this payment will be made on or about the date of determination of pricing. These payments will not be subject to any reconciliation or retroactive adjustment.

iii.
Notwithstanding the interim pricing set forth in this Section, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.

iv.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

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Amendment 39 of SBP MS-65530-0016

on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

c)	Additional 737 MAX Pricing

i.
The Parties agree to negotiate a delta price for the 737-8200 MAX based on the 737-8 MAX configuration through Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)i and 2.d)ii, and the Prices listed in Attachment 1 Exhibit(s) B.1 and B.2 . Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-8 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-8200 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

ii.
The Parties agree to negotiate a delta price for the 737-10 MAX based on the 737-9 MAX configuration through 737-9 Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)iii and 2.d)iv below and the Prices listed in Attachment 1 Exhibit B.1 and B.2. Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-9 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-10 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

iii.	The Parties agree, pricing for all 737 MAX minor models shall utilize the same production rate-based discount methodology as described in SBP Attachment 1 Section 2.a) and 2.b).

d)	Changes to 737 MAX Pricing prior to respective ATCs:
Post Rev. [*****] (as defined in Section 2.d)i below) has been settled as part of Amendment 39 and the provisions addressing the Post Rev [*****] settlement are retained in Sections 2.d)i and 2.d)ii for historical purposes. The Post Rev [*****] value is a delta increase of $[*****] per shipset beginning at Line Unit [*****]. Boeing will make a retroactive payment of $[*****] for Line Unit [*****] through all applicable Production Articles delivered on or before November 7, 2018, in accordance with the Reconciliation Schedule noted below, and will increase the future payments by the $[*****] per shipset. Boeing will update Orders to account for Post Rev

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****] Production Article Price increases in accordance with the Order Update Schedule noted below.
Order Update Schedule

•
Boeing will issue updated recurring Orders no later than November 7, 2018 for Production Articles delivered on and after November 8, 2018; such Orders will include the Price adjustments for Post Rev [*****] contained in Exhibits B and B.1 of SBP Attachment 1 as amended by SBP Amendment 39.

Reconciliation Schedule

•	Boeing will issue a reconciliation Order no later than November 15, 2018

•	Spirit will submit the reconciliation invoice to Boeing no later than November 19, 2018

•	Boeing will approve the reconciliation invoice no later than December 1, 2018

i.	737-8 Pricing:
Pricing for the 737-8 Products listed in SBP Attachment 1 Exhibit(s) B.1 and B.2 reflect configuration “IWS Revision [*****]”. Seller shall provide a recurring pricing change proposal for the collective MAX Changes in configuration from IWS Revision [*****] to the configuration incorporating all Changes directed prior to [*****]. The recurring pricing change proposal, to be known as “Post Rev [*****]”, shall be submitted no later than January 29, 2018 and shall be negotiated by the Parties no later than June 30, 2018. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-8 are not subject to thresholds as described in SBP Section 7.2.

ii.	Post Rev [*****]:
The Post Rev [*****] recurring settlement contemplated in Section 2.d)i above, will be applied to MAX Product Pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2 for the 737-8.

iii.	737-9 Pricing:
After Post Rev [*****] has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-9 MAX Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

configuration from [*****] to the configuration incorporating all Changes directed prior to 737-9 ATC. The recurring pricing change proposal, to be known as “737-9 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-9 ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-9 ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-9 are not subject to thresholds as described in SBP Section 7.2.

iv.	737-9 Post Rev [*****]:
The 737-9 Post Rev [*****] recurring settlement contemplated in Section 2.d)iii above will be applied to 737-9 MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

v.	737-7 (7150) Pricing:
After Post Rev [*****] has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-7 (7150) MAX SBP Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in configuration from [*****] to the configuration incorporating all Changes directed prior to 737-7 (7150) ATC. The recurring pricing change proposal, to be known as “737-7 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-7 (7150) ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-7 (7150) ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-7 (7150) are not subject to thresholds as described in SBP Section 7.2.

vi.	737-7 Post Rev [*****]:
The 737-7 Post Rev [*****] recurring settlement contemplated in Section 2.d)v above will be applied to 737-7 (7150) MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

vii.	Any other 737 MAX minor models will follow the same approach as specified in this Section 2.d) and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

e)	Changes to 737 MAX Pricing Post ATC

i.	737-8 Pricing

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

a.
Seller will submit a separate change proposal for Changes directed subsequent to 737-8 ATC through [*****] by no later than [*****]. The Parties agree to negotiate the proposal within 90 days of submittal.

b.	The Parties agree SBP Attachment 27 shall not apply to Changes directed post ATC for the 737-8.

c.	The Parties agree all Changes directed post 737-8 ATC will be in accordance with SBP Section 7.0.

ii.	737-9 Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-9 Changes directed post ATC for the 737-9.

b.	The Parties agree all Changes directed post 737-9 ATC will be in accordance with SBP Section 7.0.

iii.	737-7 (7150) Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-7 (7150) Changes directed post ATC for the 737-7 (7150).

b.	The Parties agree all Changes directed post 737-7 (7150) ATC will be in accordance with SBP Section 7.0.

iv.	Any other 737 MAX minor models will follow the same approach as specified in this Section and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

3.	737 P-8 INTERIM PRICING
During the Interim Pricing Period, interim pricing for 737 P-8 shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 3, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

day after the end of the Pricing Period.

4.	747 RECURRING PRICING

a)	747 Pricing Period
747 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit C.1 (747 Detailed Part List Pricing excluding Loose Ship Parts, Section 44 Lower Lobe, and Fixed Leading Edge (FLE)), Exhibit C.2 (747 Loose Ship Parts, Section 44 Lower Lobe, and FLE Pricing), and Exhibit C.3 (747-8 Nacelles). Exhibit C (747 Product Pricing Roll Up) is an accurate summary of Exhibit C.1 and C.3 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit C shall not be used for placing orders or calculating thresholds. Exhibit C shall be updated concurrently with any updates to Exhibit C.1 or C.3.

5.	767 RECURRING PRICING (EXCLUDING 767-2C)

a)	767 Pricing Period
767 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit D.1 (767 Detailed Part List excluding Loose Ship Parts) and Exhibit D.2 (767 Loose Ship Parts). Exhibit D (767 Product Pricing Roll Up) is an accurate summary of Exhibit D.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit D shall not be used for placing orders or calculating thresholds. Exhibit D shall be updated concurrently with any updates to Exhibit D.1.
b) 767 Interim Pricing Period (Excluding 767-2C)
During the Interim Pricing Period, interim pricing for 767 shall be determined for the applicable 767 minor models (excluding 767-2C) using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 5.b), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

6.	767-2C RECURRING PRICING

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Pricing for the 767-2C (Tanker) Products is listed in SBP Attachment 1 Exhibit(s) E.1 (767-2C Propulsion Product Pricing) and E.2 (767-2C Section 41 Product Pricing). The pricing period and other terms and conditions unique to 767-2C statement of work are defined in SBP Attachment 23.

7.	777 RECURRING PRICING (EXCLUDES 777X)

a)	777 Pricing Period
777 Product pricing (excluding 777X) for the Pricing Period is listed in SBP Attachment 1 Exhibit F.1 (777 Detailed Part List Pricing excluding Loose Ship Parts and Floor Beams (excludes 777X)), and Exhibit F.2 (777 Loose Ship Parts and Floor Beams Pricing (excludes 777X)). Exhibit F (777 Product Pricing Roll Up (excludes 777X)) is an accurate summary of Exhibit F.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit F shall not be used for placing orders or calculating thresholds. Exhibit F shall be updated concurrently with any updates to Exhibit F.1.
For clarity, pricing excludes 777X. The Parties agree 777X pricing will be agreed to and incorporated via separate amendment.
b) 777 Discount for 777 300ER, 200LR, and 200F Aircraft
To assist Boeing in its marketing and sales opportunities for units unsold as of [*****], Seller will provide a discount of [*****] on each of Boeing’s unsold 777 300ER, 200LR, and 200F aircraft to be built and delivered by Seller to Boeing. The aggregate discount shall not exceed [*****]. For the purpose of administrative convenience, the discount of [*****] shall be paid in increments as defined below:

•	$[*****] to be paid on or about [*****]*

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]***

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

*Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
**Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
***Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
In the event that the 777 production rate is reduced below [*****] APM, the Parties will review and modify the payments set forth above as appropriate. For the avoidance of doubt, no discounts shall be applied prior to [*****] or later than [*****]. At such time as the full [*****] is recovered by Boeing or at the end of the Pricing Period, the Parties shall jointly review this discount concept and potential future applicability.
c) 777 Interim Pricing Period: only applicable to 777 (other than 300ER and 200LR) minor models
During the Interim Pricing Period, interim pricing for 777 (other than 300ER and 200LR) models shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1. For clarity, the baseline for which the interim pricing will be calculated for 777 (other than 300ER and 200LR) models shall not include the [*****] discount per aircraft as described in Section 7.b) above.
Notwithstanding the interim pricing set forth in this Section 7.c), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

8.	NON-RECURRING PRICING:

a)	Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****] expenditures by Seller, as follows:

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1.

b)
Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****] expenditures, which the Parties agree includes 737-8 rate tooling* (only from rate [*****] up to and including [*****]), 737-9 rate tooling* (only from rate [*****] up to and including [*****]), 737 CIW rate tooling* (only from rate [*****] up to and including [*****]), 737-8200 rate tooling* (only up to and including rate [*****]), 737-7 (7150) rate tooling* (only up to and including rate [*****]), and 737-10 rate tooling* (only up to and including rate [*****]). Payments shall be made as follows:

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

*Based on SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” as of the Effective Date of SBP Amendment No. 30.

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Seller will submit CTLs for rate [*****] tooling, starting [*****]. The above payments in this section are not contingent upon CTL submittal by Seller or approval by Boeing.

iii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1.
Upon completion of all CTLs, Seller will notify Boeing that all CTLs have been submitted.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
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Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

iv.
SBP Attachment 1 Exhibit G identifies the rate tooling settlements that are and are not included within the $[*****] fixed sum payment set forth in this Section 8.b). For the avoidance of doubt, SBP Attachment 27 does not apply to the $[*****] fixed sum payment set forth in this Section 8.b).

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Attachment B of SBP Amendment 39

SBP Attachment 1 – Exhibit B

Product	Model	
737 Fuselage	P8	[*****]
	737-700, -700ER IGW	
	737-700BBJ, AEW&C IGW	
	737-700C, -700BBJ Convertible	
	737-800, -800BBJ	
	737-900ER, -900BBJ	
	737-7, -7BBJ	
	737-8, -8BBJ	
	737-9, -9BBJ	
737 Strut	737 Strut P8	
	737 Strut NG	
	737 Strut MAX	
737 Nacelle	737 TR P8	
	737 TR NG	
	737 TR MAX with CIW	
	737 TR MAX CIW	
737 K Flaps	700-800 K Flaps	
	900ER K Flaps	
	P8 K Flaps	
	MAX K Flaps	
737 Slats	700-800-900ER Slats	
	P8 Slats	
	MAX Slats	
737 Flaps	700-800 Flaps	
	900ER Flaps	
	P8 Flaps	
	MAX Flaps	
737 FLE (VSA)	737 FLE (VSA)	
737 FTE (VSA)	737 FTE (VSA)	
Loose Ship	737 S41

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit B.1

								[*****]						
A1	**W/T**	**Group**	**Model**	**End Item Number**	**Description**	**MMC**	**Non - Discounted Price**	**Column A**	**Column B**	**Column C**	**Column D**	**Column E**	**Comments**	**CCN**
P8	W	737 Fuselage												
P8	W	737 Fuselage												
P8	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	C
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
737	W	737 Fuselage												
PB	W	737 Strut												
PB	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
737	W	737 Strut												
PB	W	737 Nacelle												
PB	W	737 Nacelle												
PB	W	737 Nacelle												
PB	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												
737	W	737 Nacelle												

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit B.2

									[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	W	737LS	[*****]												
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													10514
737	W	737LS													10444
737	W	737LS													11661
737	W	737LS													11661
737	W	737LS													11661
737	W	737LS													11661
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													10444
737	W	737LS													10444
737	W	737LS													10444
737	W	737LS													10444
737	W	737LS													
737	W	737LS													
737	W	737LS													10444
737	W	737LS													10444
737	W	737LS													
737	W	737LS													5669R1
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													
737	W	737LS													1853
737	W	737LS													
737	W	737LS													1030
737	W	737LS													1030
737	W	737LS													1030
737	W	737LS													1030
737	W	737LS													1030
737	W	737LS													3161
737	W	737LS													3161
737	W	737LS													1042
737	W	737LS													
737	W	737LS													2750
737	W	737LS													2750
737	W	737LS													903

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]				
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	W	737LS													848
737	W	737LS													
737	W	737LS													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													8617, 9218
737	T	737 FLE (VSA)													8617, 9218
737	T	737 FLE (VSA)													9218
737	T	737 FLE (VSA)													9218
737	T	737 FLE (VSA)													2041R1
737	T	737 FLE (VSA)													2041R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													3447
737	T	737 FLE (VSA)													3447
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													1828
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)						[*****]							4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11086
737	T	737 FLE (VSA)													11086
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													part -603
737	T	737 FLE (VSA)													part -604
737	T	737 FLE (VSA)													8617
737	T	737 FLE (VSA)													8617
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													8617
737	T	737 FLE (VSA)													8617
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													4102R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												4102R1
737	T	737 FLE (VSA)													4102R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													9859
737	T	737 FLE (VSA)													9859
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													2036R2
737	T	737 FLE (VSA)													2036R2
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10680R1
737	T	737 FLE (VSA)													10680R1
737	T	737 FLE (VSA)													1616
737	T	737 FLE (VSA)													1616
737	T	737 FLE (VSA)													10200
737	T	737 FLE (VSA)													10200
737	T	737 FLE (VSA)													10969
737	T	737 FLE (VSA)													10969
737	T	737 FLE (VSA)													10970R1
737	T	737 FLE (VSA)													10970R1
737	T	737 FLE (VSA)													10444
737	T	737 FLE (VSA)													10444
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													9897
737	T	737 FLE (VSA)													9897
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1540
737	T	737 FLE (VSA)													1540
737	T	737 FLE (VSA)													10444
737	T	737 FLE (VSA)													10444
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													3447
737	T	737 FLE (VSA)													3447
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												2208
737	T	737 FLE (VSA)													1631
737	T	737 FLE (VSA)													1707
737	T	737 FLE (VSA)													1707
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1808
737	T	737 FLE (VSA)													1808
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1631
737	T	737 FLE (VSA)													1631
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													9859
737	T	737 FLE (VSA)													9859
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													9557
737	T	737 FLE (VSA)													9557
737	T	737 FLE (VSA)													9558
737	T	737 FLE (VSA)													9558
737	T	737 FLE (VSA)													9558
737	T	737 FLE (VSA)													9558
737	T	737 FLE (VSA)													3942
737	T	737 FLE (VSA)													3942
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													9898
737	T	737 FLE (VSA)													9898
737	T	737 FLE (VSA)													9898
737	T	737 FLE (VSA)													9898R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												9899R1
737	T	737 FLE (VSA)													9899R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													3173R1, 8366
737	T	737 FLE (VSA)													3173R1, 8366
737	T	737 FLE (VSA)													3942, 8366
737	T	737 FLE (VSA)													3942, 8366
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													3173R1, 8366
737	T	737 FLE (VSA)													3173R1, 8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													8366
737	T	737 FLE (VSA)													3942
737	T	737 FLE (VSA)													3942
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													4147, 8391
737	T	737 FLE (VSA)													3180
737	T	737 FLE (VSA)													3180
737	T	737 FLE (VSA)													11042
737	T	737 FLE (VSA)													11042
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													505
737	T	737 FLE (VSA)													506
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													11151
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													5449
737	T	737 FLE (VSA)													5449
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													1956
737	T	737 FLE (VSA)													1956
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													1832
737	T	737 FLE (VSA)													1832
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4094
737	T	737 FLE (VSA)													4094
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													2604
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10514
737	T	737 FLE (VSA)													10514
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													6899 R1/7487R1
737	T	737 FLE (VSA)													6899 R1/7487R1
737	T	737 FLE (VSA)													6892 RA
737	T	737 FLE (VSA)													6892 RA
737	T	737 FLE (VSA)	[*****]												799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													10979R1
737	T	737 FLE (VSA)													10979R1
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												4790
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													799
737	T	737 FLE (VSA)													4512
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													11777
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													8303
737	T	737 FLE (VSA)													8303
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													5925
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)						[*****]							
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													1101
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													art is -11)
737	T	737 FLE (VSA)													art is -12)
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													10886
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													(NG part is -9)
737	T	737 FLE (VSA)													(NG part is -20)
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

mendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												4147
737	T	737 FLE (VSA)													4790
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													(NG part is -15)
737	T	737 FLE (VSA)													(NG part is -24)
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													(NG part is -9)
737	T	737 FLE (VSA)													(NG part is -10)
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													214R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147, 8317
737	T	737 FLE (VSA)													4147, 8317
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													3339
737	T	737 FLE (VSA)													3339
737	T	737 FLE (VSA)													3339
737	T	737 FLE (VSA)													3339
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													1692
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													769R2
737	T	737 FLE (VSA)													769R2
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													769R2
737	T	737 FLE (VSA)													769R2
737	T	737 FLE (VSA)													3173R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)	[*****]												3173R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1695
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													3173R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													10360R1
737	T	737 FLE (VSA)													6649R1
737	T	737 FLE (VSA)													6649R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													4147
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													11661
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													1697
737	T	737 FLE (VSA)													1697
737	T	737 FLE (VSA)													6966
737	T	737 FLE (VSA)													7340R2
737	T	737 FLE (VSA)													7340R2
737	T	737 FLE (VSA)													10680R1
737	T	737 FLE (VSA)													10680R1
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)	[*****]												
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													850R1
737	T	737 FLE (VSA)													13
737	T	737 FLE (VSA)													1381
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													4306
737	T	737 FLE (VSA)													4306
737	T	737 FLE (VSA)													4306
737	T	737 FLE (VSA)													4306
737	T	737 FLE (VSA)													4306
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													10596
737	T	737 FLE (VSA)													
737	T	737 FLE (VSA)													10596
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													5979
737	T	737 FTE (VSA)													5979
737	T	737 FTE (VSA)													5959
737	T	737 FTE (VSA)													5959
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													3173R1
737	T	737 FTE (VSA)													3173R1
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)	[*****]												4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													1562
737	T	737 FTE (VSA)													1562
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													1683
737	T	737 FTE (VSA)													10596
737	T	737 FTE (VSA)													10596
737	T	737 FTE (VSA)													1683
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													216
737	T	737 FTE (VSA)													6262
737	T	737 FTE (VSA)													6262
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													5809
737	T	737 FTE (VSA)													5809
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)													2011
737	T	737 FTE (VSA)													2011
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													937
737	T	737 FTE (VSA)													4040R1
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													8983
737	T	737 FTE (VSA)													8983
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)						[*****]							4147
737	T	737 FTE (VSA)													8983
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													1
737	T	737 FTE (VSA)													2 (NG part is -14)
737	T	737 FTE (VSA)													9074R1
737	T	737 FTE (VSA)													9074R1
737	T	737 FTE (VSA)													9074R1
737	T	737 FTE (VSA)													9074R1
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													1132
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													935
737	T	737 FTE (VSA)													1687
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													2065R1
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													6891 R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)								[*****]					6893 R1
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													10514
737	T	737 FTE (VSA)													10514
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11777
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)						[*****]							6891 R1
737	T	737 FTE (VSA)													6891 R1
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													6893 R1
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6891 R1, 8237
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													6876 RA
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													4707
737	T	737 FTE (VSA)													4707
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													1484
737	T	737 FTE (VSA)													4147
737	T	737 FTE (VSA)													11661

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													10038
737	T	737 FTE (VSA)													10038
737	T	737 FTE (VSA)													10038
737	T	737 FTE (VSA)													10038
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)						[*****]							8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													8228
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)	[*****]												10886
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													4147, 7963R3
737	T	737 FTE (VSA)													4147, 7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													10886
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													2559
737	T	737 FTE (VSA)													2559
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													1814, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													214R1, 7963R3
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													9957

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 FTE (VSA)													9957
737	T	737 FTE (VSA)													10514
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													7963R3
737	T	737 FTE (VSA)													214R1
737	T	737 FTE (VSA)													214R1
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													11661
737	T	737 FTE (VSA)			[*****]										11661
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 FTE (VSA)													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													6516
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													10514
737	T	737 VSA													498, 1463
737	T	737 VSA													01
737	T	737 VSA													10514

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA													498, 1463
737	T	737 VSA													3138
737	T	737 VSA													3138
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													3659
737	T	737 VSA													3659
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA						[*****]							5276R1
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													3214R1
737	T	737 VSA													3214R1
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													4147
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													4147
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA	[*****]												216
737	T	737 VSA													4518
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													4147
737	T	737 VSA													3864
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													4147
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													3173R1
737	T	737 VSA													4147
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													8987
737	T	737 VSA													8987
737	T	737 VSA													8987
737	T	737 VSA													8987
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA	[*****]												216
737	T	737 VSA													
737	T	737 VSA													214R1
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													4518
737	T	737 VSA													4518
737	T	737 VSA													1752
737	T	737 VSA													1752
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													1283
737	T	737 VSA													1283
737	T	737 VSA													
737	T	737 VSA													11661
737	T	737 VSA													11661
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													9475
737	T	737 VSA													9475

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA	[*****]												
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													6276R1
737	T	737 VSA													6276R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													214R1
737	T	737 VSA													624
737	T	737 VSA													8283R3
737	T	737 VSA													8283R3
737	T	737 VSA													10596
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													[*****]
737	T	737 VSA													
737	T	737 VSA													216, 1701
737	T	737 VSA													
737	T	737 VSA													11661
737	T	737 VSA													[*****]
737	T	737 VSA													
737	T	737 VSA													11661
737	T	737 VSA													11661
737	T	737 VSA													11661
737	T	737 VSA													11661
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													2209
737	T	737 VSA													11661
737	T	737 VSA													11661
737	T	737 VSA													2209
737	T	737 VSA													216

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]						
A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA	[*****]												216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													1701
737	T	737 VSA													1702
737	T	737 VSA													1702
737	T	737 VSA													3646
737	T	737 VSA													3646
737	T	737 VSA													3646
737	T	737 VSA													3646
737	T	737 VSA													1283
737	T	737 VSA													1283
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													216
737	T	737 VSA													216
737	T	737 VSA													519R1
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													214R1
737	T	737 VSA													
737	T	737 VSA													1703
737	T	737 VSA													
737	T	737 VSA													1011
737	T	737 VSA													1011
737	T	737 VSA													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA	[*****]												3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													884R1
737	T	737 VSA													884R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													3173R1
737	T	737 VSA													1705
737	T	737 VSA													1705
737	T	737 VSA													
737	T	737 VSA													1705
737	T	737 VSA													1705
737	T	737 VSA													8998
737	T	737 VSA													1706
737	T	737 VSA													1706
737	T	737 VSA													
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													1826
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147
737	T	737 VSA													4147

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****]

A1	W/T	Group	Model	End Item Number	Description	MMC	Disc.	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
737	T	737 VSA													147
737	T	737 VSA													147
737	T	737 VSA													147
737	T	737 VSA													147
737	T	737 VSA													147
737	T	737 VSA													147
737	T	737 VSA													729
737	T	737 VSA													729
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													313
737	T	737 VSA													921
737	T	737 VSA													921
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													276R1
737	T	737 VSA													516
737	T	737 VSA													516
737	T	737 VSA													516
737	T	737 VSA													636
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													
737	T	737 VSA													

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit C.1

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Column A	Column B	Column C	Column D	Column E	Comments	CCN
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
747	W	747-8 S41												
							[*****]							
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												[*****]
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut												
747	W	747-8 Strut

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit C.2

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							4549
747	W	747LS							4549
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS			[*****]				11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS			[*****]				10445
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							10445
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							
747	W	747LS							445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS			[*****]				
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							445 R1
747	W	747LS							1661
747	W	747LS							1661
747	W	747LS							596
747	W	747LS							
747	W	747LS							
747	W	747LS							1661
747	W	747LS							1661
747	W	747LS							1661
747	W	747LS							445 R1
747	W	747LS							
747	W	747LS							445 R1
747	W	747LS							596
747	W	747LS							660
747	W	747LS							1661
747	W	747LS							784
747	W	747LS							1661
747	W	747LS							0445

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							10445
747	W	747LS							10659
747	W	747LS							10445
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS			[*****]				5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							3596

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							1853
747	W	747LS							1853
747	W	747LS							1853
747	W	747LS							1853
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS			[*****]				5445 R1
747	W	747LS							10445
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							3596

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							7123
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							1661
747	W	747LS							7123
747	W	747LS							1661
747	W	747LS			[*****]				
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							10659
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							10445

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							11661
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							1142
747	W	747LS			[*****]				
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							1135
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							485
747	W	747LS							485
747	W	747LS							
747	W	747LS			[*****]				
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							11661
747	W	747LS							3596
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS			[*****]				
747	W	747LS							592
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							1636
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							10445
747	W	747LS							5076
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							10445
747	W	747LS			[*****]				10445
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							10445
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							10659
747	W	747LS							4561
747	W	747LS							
747	W	747LS							3596
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS			[*****]				
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							10445
747	W	747LS							10445
747	W	747LS							
747	W	747LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							815
747	W	747LS							815
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS			[*****]				
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							3596
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							848
747	W	747LS							3596
747	W	747LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							
747	W	747LS							11289
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							3596
747	W	747LS							
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	W	747LS	[*****]						11661
747	W	747LS							11661
747	W	747LS							5445 R1
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							592
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							10445
747	W	747LS							5445 R1
747	W	747LS							
747	W	747LS							5445 R1
747	W	747LS							3596
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							
747	W	747LS							11661
747	W	747LS							11661
747	W	747LS							3596
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							3800

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	T	747 Assy							3800
747	T	747 Assy							7028
747	T	747 Assy							7028
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							5730
747	T	747 Assy							3800
747	T	747 Assy			[*****]				5730
747	T	747 Assy							5463
747	T	747 Assy							3800
747	T	747 Assy							5730
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							5730
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							1649
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							1649
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							3800, 632
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							1499
747	T	747 Assy							1914
747	T	747 Assy							1914
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
747	T	747 Assy							
747	T	747 Assy							800, 699
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							
747	T	747 Assy							
747	T	747 Assy							730
747	T	747 Assy							730
747	T	747 Assy							
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							365R1
747	T	747 Assy							25
747	T	747 Assy							25
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 Assy							3800
747	T	747 ASSY							1661
747	T	747 Assy							865
747	T	747LS							
747	T	747LS							
747	T	747LS			[*****]				
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS							
747	T	747LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit D.2

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS			[*****]				
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS							
767	W	767LS							2192
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							11661
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS							10623R1
767	W	767LS							712
767	W	767LS							
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							10623R1
767	W	767LS							10623R1
767	W	767LS							1588
767	W	767LS							11661
767	W	767LS							
767	W	767LS							10446
767	W	767LS							10623R1
767	W	767LS							10623R1
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							1384
767	W	767LS							1384
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS							10514
767	W	767LS							425
767	W	767LS							425
767	W	767LS							425
767	W	767LS							425
767	W	767LS							Undocumented PN roll
767	W	767LS							Undocumented PN roll

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							
767	W	767LS							
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							697
767	W	767LS							
767	W	767LS			[*****]				
767	W	767LS							
767	W	767LS							
767	W	767LS							463
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							
767	W	767LS							3587
767	W	767LS							3587
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							3584
767	W	767LS							
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS							
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS							10596
767	W	767LS							10596
767	W	767LS							
767	W	767LS							
767	W	767LS							10446
767	W	767LS					[*****]		10446
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1593
767	W	767LS							1853
767	W	767LS							
767	W	767LS							1853
767	W	767LS							1593
767	W	767LS							
767	W	767LS							1156
767	W	767LS							
767	W	767LS							1593
767	W	767LS							1593
767	W	767LS							
767	W	767LS							1593
767	W	767LS							1593
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit F.2

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
777	W	777LS							
777	W	777LS							
777	W	777LS							10849R1
777	W	777LS							10849R1
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							11031
777	W	777LS							11031
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							11661
777	W	777LS							10624
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS			[*****]				
777	W	777LS							
777	W	777LS							
777	W	777LS							10514
777	W	777LS							
777	W	777LS							10514
777	W	777LS							10514
777	W	777LS							
777	W	777LS							10514
777	W	777LS							10514
777	W	777LS							10514
777	W	777LS							10514
777	W	777LS							
777	W	777LS							
777	W	777LS							10514
777	W	777LS							10514
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							569
777	W	777LS							11372
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							414
777	W	777LS							
777	W	777LS							414, 1300

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
777	W	777LS							
777	W	777LS							
777	W	777LS							414
777	W	777LS							2275
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							1677
777	W	777LS							1635
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							10447
777	W	777LS							
777	W	777LS							
777	W	777LS							540
777	W	777LS							
777	W	777LS							540
777	W	777LS							
777	W	777LS							
777	W	777LS			[*****]				
777	W	777LS							
777	W	777LS							11372
777	W	777LS							10447
777	W	777LS							
777	W	777LS							1853
777	W	777LS							
777	W	777LS							1853
777	W	777LS							396
777	W	777LS							
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							1853
777	W	777LS							1853
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							1921
777	W	777LS							1071
777	W	777LS							1071
777	W	777LS							
777	W	777LS							3033
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							2808

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
777	W	777LS							2808
777	W	777LS							3169
777	W	777LS							2808
777	W	777LS							10447
777	W	777LS							10447
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							
777	W	777LS							1678
777	W	777LS							1678
777	W	777LS							1678
777	W	777LS							1678
777	W	777LS							1678
777	W	777LS							
777	W	777LS							
777	T	777 Beams							9659R1
777	T	777 Beams							2115
777	T	777 Beams							8494
777	T	777 Beams							9204
777	T	777 Beams							875
777	T	777 Beams							10624
777	T	777 Beams							1832
777	T	777 Beams							1832
777	T	777 Beams							1832
777	T	777 Beams							1832
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							1832
777	T	777 Beams							1832
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10620
777	T	777 Beams							10620
777	T	777 Beams							10620
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							9070R1
777	T	777 Beams							9070R1
777	T	777 Beams							9070R1
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							10624
777	T	777 Beams							879
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10608R1
777	T	777 Beams							10624
777	T	777 Beams							10620
777	T	777 Beams							10620
777	T	777 Beams							10624
777	T	777 Beams							10491, 10524
777	T	777 Beams							10491
777	T	777 Beams							10491 R1
777	T	777 Beams							10491 R1
777	T	777 Beams							10491 R1
777	T	777 Beams							10491 R1
777	T	777 Beams							10491 R1
777	T	777 Beams							10491 R1
777	T	777 Beams							8494
777	T	777 Beams			[*****]				10624
777	T	777 Beams							
777	T	777 Beams							
777	T	777 Beams							877
777	T	777 Beams							402
777	T	777 Beams							402
777	T	777 Beams							1831
777	T	777 Beams							1831
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							10624
777	T	777 Beams							4448
777	T	777 Beams							3869
777	T	777 Beams							3869
777	T	777 Beams							4448
777	T	777 Beams							4448
777	T	777 McAlister							
777	T	777 McAlister							
777	T	777 McAlister							10624
777	T	777 McAlister							10624
777	T	777 McAlister							10624
777	T	777 McAlister							10624
777	T	777 McAlister							
777	T	777 McAlister							11661
777	T	777 McAlister							10624
777	T	777 McAlister

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Draft Copy - Subject to Leadership and Legal Review
Spirit and Boeing Proprietary

Attachment D of SBP Amendment 39
SBP Attachment 32
737 Value Engineering Cost Sharing

1.
The Parties agree to cooperate and work together to implement cost reduction ideas agreed to by both Boeing and Seller. This Attachment supersedes SBP Sections 7.6 and 7.6.1 for the 737 Program Airplane while this SBP Attachment 32 is effective. For each agreed-to cost reduction project, the Parties will enter into a written agreement in substantially the same form as Exhibit A attached hereto (each, a "Cost Reduction Project Agreement") which will, at a minimum, set forth the following: (a) a detailed description of the cost reduction idea; (b) the steps required to implement such idea; (c) the Party responsible for each step; (d) the timeline associated with such implementation; (e) equal allocation of non-recurring costs between the Parties (50% each) and the documentation reasonably necessary to substantiate the non-recurring costs of each Party; (f) the method for defining and measuring the cost savings; (g) the process for recapture of each Party's non-recurring costs; (h) equal allocation of the cost savings between the Parties (50% each); and (i) the process for terminating a Cost Reduction Project Agreement.

2.
In order to track the progress of cost reduction implementation efforts, the Parties agree to conduct, at least once per calendar quarter starting in the first quarter of 2019: (1) executive reviews; and (2) cost reduction symposia to jointly discuss, brainstorm, and identify potential cost reduction projects. These reviews will track progress of jointly-agreed items including, but not limited to, total number of cost reduction ideas, total number of implemented ideas, and total savings captured by both Parties to-date. For clarity, any potential projects or ideas conceived by either Party prior to the effective date of SBP Amendment 39 (and which were not included in the December 2017 cost reduction symposium list identified as “Boeing_Symposium_Ideas_Capture_All.xlsx”) will not be considered to be covered by this SBP Attachment 32 unless otherwise jointly agreed by the Parties.

3.
The sum of the nonrecurring costs of the Parties required to implement cost reduction ideas, as set forth in the applicable Cost Reduction Project Agreement, will be shared equally by the Parties. The wrap rates contained in SBP Attachment 5 will be utilized for calculating Seller’s nonrecurring costs, and $

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

[*****] per hour will be utilized for calculating Boeing’s nonrecurring costs. Notwithstanding the first sentence in this Section 3, the costs for accountable Tooling will be the sole responsibility of Boeing, and the costs for non-accountable tooling will be the sole responsibility of Seller.

4.
Any cost reductions resulting from incorporation of joint Boeing and Seller cost reduction initiatives will result in a reduction in the Attachment 1 [*****] in a mutually agreed manner that equitably preserves, or enhances if market conditions allow, the anticipated economics for both Boeing and Seller. The wrap rates contained in SBP Attachment 5 will be utilized for calculating Seller’s recurring cost savings.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

SBP Attachment 32 - Exhibit A
SBP ATTACHMENT 32 - EXHIBIT A
PROJECT AGREEMENT #0000000
Project Name: _______________________________
This Project Agreement #______ (“Project Agreement”) is entered into as of the date of last signature in the signature block below (“Effective Date”) between The Boeing Company (“Boeing”) and Spirit AeroSystems, Inc. (“Seller”). Boeing and Seller are referred to herein collectively as the “Parties” or individually as a “Party”. Capitalized terms used but not defined herein shall have meanings ascribed to such terms in the Sustaining Contract (as defined below).
1.0    TERMS AND CONDITIONS
1.1    This Project Agreement is entered into pursuant to Attachment 32 of SBP MS-65530-0016.
1.2    Except as specified herein, all terms and conditions of the Special Business Provisions MS-65530-0016 (“SBP”) and the General Terms Agreement BCA-65530-0016 (“GTA”) between the Parties (collectively the “Sustaining Contract”) shall apply. In the event of a conflict between the terms of this Project Agreement and the Sustaining Contract, the terms of this Project Agreement shall have precedence with respect to the subject matter of this Project Agreement.
2.0    COST REDUCTION WORK STATEMENT
2.1    Project Name: ___________________________ (the “Project”)
2.2    Description of Project
2.3    Start Date and Anticipated Milestones
2.4    Technical Work Scope:
2.4.1
2.4.2
2.4.3    Parts Affected
a.    Production Articles Impacted

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

b.    Part Numbers Impacted
3.0    IMPLEMENTATION
3.1    Planned Line Unit of Incorporation
3.2    Key Boeing activities
3.3    Key Seller activities
4.0    RESPONSIBILITIES
4.1    Seller
4.2    Boeing
4.3    Seller Deliverables
4.4    Boeing Deliverables
5.0    SCHEDULE
5.1    Implementation Schedule
6.0    ESTIMATED NON-RECURRING INVESTMENTS AND RECURRING COST SAVINGS (EXCLUDING TOOLING)
6.1    Estimated Non-Recurring Investment (to be equally allocated at 50%)
6.1.1    Seller NRE and Supporting Documentation
6.1.2    Boeing NRE and Supporting Documentation
6.2    Estimated Seller Recurring Cost Delta
6.2.1    Total Cost Reduction Value
7.0    TOOLING
7.1     Tooling Estimated Values and Description of Tools
7.2     Accountable Tooling List
7.3     Accountable Tooling Build and CTL estimated schedule
8.0    TERMINATION PROCEDURE

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

8.1     Convenience
8.2     Default
The Parties have caused this Project Agreement to be executed by their duly authorized representatives as of the last date set forth below.

The Boeing Company             Spirit AeroSystems, Inc.
Boeing Commercial Airplanes
By: _________________________    By: _____________________________
Name: ______________________    Name: __________________________
Title: _______________________    Title: ___________________________
Date: _______________________     Date: ___________________________

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

EXHIBIT 10.68
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Spirit and Boeing Proprietary
Amendment 39 of SBP MS-65530-0016

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials: